UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2024

ZEVIA PBC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40630	86-2862492
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15821 Ventura Blvd., Suite 135, Encino, CA		91436
(Address of Principal Executive Offices)		(Zip Code)

(424) 343-2654

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	ZVIA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 26, 2024 (the “Effective Date”), the Board of Directors (the “Board”) of Zevia PBC (the “Company”) accepted the resignation of Jacqueline J. Hayes who notified the Company that she will resign from the Board effective September 27, 2024 in order to focus her attention on a new senior executive position at another company. Ms. Hayes’ decision to resign from the Board was not based upon any disagreements with the Company or on any matters relating to the Company’s operations, policies or practices as contemplated by Item 5.02(a) of Form 8-K.

(d)(3) This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on August 12, 2024 (the “original Form 8-K”) by the Company. The original Form 8-K reported, among other things, the appointment of Alexandre I. Ruberti to the Company’s Board. At the time of the filing of the original Form 8-K, the Board had not made a determination regarding a committee assignment for Mr. Ruberti. The Company hereby amends the original Form 8-K to include information on the committee assignment. Other than providing the following information in this Current Report on Form 8-K/A, no other disclosure in the original Form 8-K is amended by this Current Report on Form 8-K/A.

On the Effective Date, the Board determined that, effective as of September 27, 2024, Mr. Ruberti will serve on the Compensation Committee.

Item 8.01. Other Events.

On the Effective Date, upon the recommendation of the Nominating and Enterprise Risk Management Committee (the “NERM Committee”), the Board determined that, effective as of September 27, 2024, (i) the size of the Board will decrease from nine to eight members, and (ii) David J. Lee will serve as chair of the NERM Committee replacing Ms. Hayes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEVIA PBC

Date: September 30, 2024	/s/ LORNA R. SIMMS
	Name:	Lorna R. Simms
	Title:	SVP, General Counsel and Corporate Secretary